UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: November 1, 2014 through April 30, 2015

Item 1. Report to Shareholders

CALAMOS INVESTMENTS

Dynamic Convertible and Income Fund (CCD)

SEMIANNUAL REPORT APRIL 30, 2015

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit www.calamos.com/FundInvestor/GoPaperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. These include income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential, and enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Dynamic Convertible and Income Fund (CCD) falls into income-oriented total return category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your first semiannual report for the period March 27, 2015 to April 30, 2015 for the Calamos Dynamic Convertible and Income Fund (CCD). The Fund began trading on March 27, 2015 at an initial public offering price of $25.00 per share, with an initial capital raise of more than $500 million. The offering sought to raise capital to invest in current opportunities in both the convertible and fixed income markets, while taking advantage of favorable borrowing costs to further enhance income. The Fund’s objective is to provide total return through a combination of capital appreciation and current income.

In this report, you will find commentary from the management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

Calamos Dynamic Convertible and Income Fund is a total return fund. To help generate income and attempt to achieve a more favorable reward/risk profile, the Fund’s investment team also has the flexibility to sell options on the underlying equities of the convertible holdings.

We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the speculation surrounding the Federal Reserve’s potential decision to raise interest rates.

Distributions

On May 4, 2015, the Calamos Dynamic Convertible and Income Fund declared a series of three distributions of $0.1670 per share for each of the months of June, July and August 2015. On an annualized basis this distribution reflects a distribution rate of 8.02% based upon an IPO price of $25.00 per share.* We believe this rate is very

*	Based on our current estimates, we anticipate that $0.1670 of the distribution payable 06/15/15 would be paid from ordinary income or capital gains, and that approximately $0.000 would represent a return of capital. Estimates of the character of the distributions payable 07/15/15 and 08/14/15 respectively are subject to greater uncertainty due to the amount of time between declaration and payment date, and are therefore not included. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 31.)

Market Review

Convertible securities, which combine attributes of stocks and fixed income securities, captured a substantial measure of the stock market’s gains. U.S. convertibles advanced 3.64%, as measured by the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index. In the high yield bond market, the Credit Suisse High Yield Index advanced 1.33%.

These gains were earned despite headwinds related to energy prices, unrest in Ukraine, political wrangling in the euro zone, global growth rates, and the potential impact of a strengthening dollar. In the U.S., unemployment continued to fall, the Federal Reserve maintained accommodative monetary policy, and corporate profits remained healthy. Outside the U.S., positive economic surprises in Europe and Japan boosted investor sentiment. Markets responded favorably to the European Central Bank’s decision to move forward with quantitative easing as well as to Japan’s concerted and coordinated efforts to promote economic recovery.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we expect the use of leverage to contribute favorably to the returns of the Fund, as the performance of the Fund’s holdings are anticipated to exceed the cost of borrowing.

2	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT
**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

Letter to Shareholders

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates in our other closed-end funds. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps can be beneficial because it may provide a degree of protection should a rise in rates occur. We currently do not employ such in this Fund. However, we will continue to assess the costs versus benefits of employing swaps as part of our overall leverage strategy.

Outlook

Our team is optimistic about the global markets. Although the U.S. economy grew slowly during the first quarter of the year—due in large measure to unseasonably cold weather and turmoil in the energy sector—we believe the U.S. can resume its steady expansion for the remainder of 2015, as energy prices stabilize, inflation remains contained, and the Federal Reserve maintains its accommodative stance. We also expect the global economy to expand in 2015, benefiting from ranging factors including central bank policy in the euro zone, Japan, and select emerging markets.

While we see opportunities among convertibles and high yield securities, we are concerned about the potential risks associated with oversized allocations to traditional fixed-income securities, as history has shown that interest rates can rise quickly. We believe investors should work proactively with their financial advisors to ensure appropriate diversification, which may include convertibles strategies and liquid alternative strategies.

While we see a good deal of opportunity, this is an environment where active management, rigorous research and keen awareness of risk will be important drivers of success. We anticipate market volatility will persist as investors respond to the activities of central banks (particularly those of the Federal Reserve), as well as geopolitical uncertainties. We are confident that our disciplined, tested, and fundamentally driven approach will serve the Fund well.

In closing, I invite you to visit us at www.calamos.com. We’re continually updating our site with thought leadership, blogs and commentary designed to help you and your financial advisor decide which opportunities are most appropriate for you.

On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored you have chosen us to help you pursue your investment goals.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The BofA Merrill Lynch All U.S. Convertibles Index is representative of the U.S. convertible market. The BofA Merrill Lynch All U.S. Convertibles Index ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The Credit Suisse High Yield Index is considered generally representative of the U.S. market for high yield bonds. Source: Lipper

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities	Calamos Dynamic Convertible and Income Fund (Ticker: CCD) Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 31.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 04/30/15
Common Shares – Inception 3/27/15
Since Inception**
On Market Price	1.88%
On NAV	-0.44%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

** Cumulative since inception.

SECTOR WEIGHTINGS
Information Technology	22.2%
Health Care	19.9
Financials	13.9
Consumer Discretionary	13.3
Industrials	6.2
Energy	5.0
Utilities	4.1
Telecommunication Services	3.8
Consumer Staples	2.0
Materials	1.2

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

DYNAMIC CONVERTIBLE AND

INCOME FUND (CCD)

Investment Team Discussion

Could you please describe the Fund’s IPO and how the new Fund can be used in an asset allocation?

A pioneer in convertible securities investing since the 1970s, Calamos completed the initial public offering for the Calamos Dynamic Convertible and Income Fund (CCD) on March 27, 2015. The IPO raised more than $500 million at that time and managed assets, which include leverage, totaled $738 million as of April 30, 2015. The IPO was the first such closed-end fund convertible offering since 2007.

The Fund is designed to offer total return through a combination of capital appreciation and current income by investing primarily in a portfolio of convertible and income producing securities, including high yield bonds. To help generate income and attempt to achieve a more favorable reward/risk profile, the Fund has the flexibility to opportunistically write options on a portion of the portfolio’s securities.

Like all six Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes that can provide a strong basis to maintain competitive distribution levels, while offering meaningful participation in the equity markets through investments in convertible securities. In addition, in an effort to achieve income and manage risk, we selectively sell call options on certain underlying equities of convertibles that we own in the portfolio.

We invest in a diversified portfolio of convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains as well as income. We think this broader range of security types also provides increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

How did the Fund perform over the reporting period?

Since inception on March 27, 2015 through April 30, 2015, the Fund returned -0.44% on a net asset value (NAV) basis and 1.88% on a market price basis. Bear in mind, the Fund was in the early investing stage during its first month, and had a large position of cash at that time.

At the end of the reporting period, the Fund’s shares traded at a 7.15% premium to net asset value.

CCD DAILY NAV AND MARKET PRICE

6	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In May, we declared a monthly distribution of $0.1670 per share for each month of June, July and August 2015. Based on the declared distributions, the Fund’s current annualized distribution rate is 8.02% on the initial public offering price of $25.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2015, the dividend yield of the S&P 500 Index stocks averaged 1.99%. Yields also remained low within the U.S. government bond market, with the 10-year U.S. Treasury and the 30-year U.S. Treasury yielding 2.03% and 2.74%, respectively. Our yield was even higher than more speculative measures including the Credit Suisse High Yield Index and the BofA Merrill Lynch All U.S. Convertibles Index, which offered yields on April 30, 2015, of 7.07% and 2.79%, respectively.

What factors influenced performance over the reporting period?

Performance was hindered by a large cash position throughout the month as initial investments were being made. As of the end of the period, cash constituted 8.6% of the Fund’s assets.

From an economic sector perspective, the Fund benefitted from its security selection in and underweight to health care, mainly with respect to biotechnology, pharmaceuticals and health care facilities. In addition, the Fund was helped by its selection within consumer discretionary, specifically apparel, accessories and luxury goods.

Although our holdings in energy and materials generated positive absolute returns, they lagged their sector peers. Namely, our underweight and selection in oil and gas exploration and production (energy), and selection in and underweight to the diversified metals and mining (materials), inhibited the Fund’s performance.

How is the Fund positioned?

We continue to increase our position in convertible securities, which we believe will provide income and benefit from a rising equity market. We should note that our bullish position in the equity and convertible markets was not deterred by market volatility near period end. Minor corrections are not uncommon in a bull market. In addition, we continue to favor growth-oriented equities.

ASSET ALLOCATION AS OF 04/30/15

Fund asset allocations are based on total investments and may vary over time.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

We hold our highest allocations in the BB credit tier and believe this exposure will offer investors a better risk/return dynamic while continuing to provide regular income. Our credit process tends to guide us away from the most speculative corporate securities in the high-yield market. We currently view the lowest credit tiers of the market as less attractive based on their pricing and our outlook for a slower-growth global economy, and less than 3% of the Fund’s holdings are in the lowest credit tier (CCC credit rating and below). We view the mid-grade credit space as particularly well-priced, offering both attractive levels of income with less exposure to potential inflation and higher interest rates.

From a sector perspective, our heaviest exposures are to information technology, health care, consumer discretionary and financials. We believe that these sectors will outperform in the economic recovery cycle.

Leverage totaled 28% of managed assets at the end of the period, which we believe is a moderate amount. We borrow through floating rate bank debt and, given low borrowing rates, we expect this to be beneficial to the performance of the Fund.

Through dynamic asset allocation we are able to optimize the total return of the Fund by adjusting our exposure to take advantage of market opportunities within various sectors and asset classes. For example, our exposure to fixed income securities allows us to maintain a competitive distribution. However, given the weighting of the asset classes represented in the portfolio and the overall low duration of the Fund, we should be well positioned in a rising-interest-rate environment.

What are your closing thoughts for Fund shareholders?

We believe that the Dynamic Convertible and Income Fund’s introduction into the market came at an opportune time. We expect markets to remain volatile, creating an environment where convertibles, especially those that are actively managed, can be beneficial as an asset allocation. In this respect, we believe returns are best viewed over a full market cycle. As we maintain a cautious view of the U.S. economy, we believe that convertibles can provide a compelling investment opportunity to participate in the equity market in a more risk-managed way.

8	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (26.8%)
	Consumer Discretionary (5.9%)
7,120,000	DISH DBS Corp.m 6.750%, 06/01/21	$7,573,900
5,852,000	FCA US, LLCm 8.250%, 06/15/21	6,466,460
2,438,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	2,572,090
5,889,000	Goodyear Tire & Rubber Companym 8.750%, 08/15/20	7,110,967
4,877,000	MGM Resorts International 6.750%, 10/01/20	5,254,968
1,951,000	Neiman Marcus Group Ltd., LLC*^ 8.000%, 10/15/21	2,094,886

		31,073,271

	Consumer Staples (1.0%)
4,779,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	5,155,346

	Energy (1.4%)
7,315,000	SESI, LLCm 6.375%, 05/01/19	7,496,997

	Financials (2.0%)
3,830,000	Ally Financial, Inc. 6.250%, 12/01/17	4,112,463
5,852,000	International Lease Finance Corp.m^ 8.750%, 03/15/17	6,510,350

		10,622,813

	Health Care (4.1%)
5,755,000	Endo International, PLC* 7.250%, 01/15/22	6,154,253
7,315,000	Tenet Healthcare Corp. 6.750%, 02/01/20	7,731,041
7,120,000	VPII Escrow Corp.m* 7.500%, 07/15/21	7,743,000

		21,628,294

	Industrials (3.4%)
4,877,000	Icahn Enterprises, LP 6.000%, 08/01/20	5,148,283
2,536,000	Michael Baker International, LLCm* 8.250%, 10/15/18	2,496,375
4,877,000	United Continental Holdings, Inc. 6.375%, 06/01/18	5,215,342
4,487,000	United Rentals North America, Inc.m 7.625%, 04/15/22	4,963,744

		17,823,744

	Information Technology (1.9%)
2,124,000	Alliance Data Systems Corp.* 6.375%, 04/01/20	2,220,918

PRINCIPAL AMOUNT			VALUE
6,438,000		First Data Corp.m 12.625%, 01/15/21	$7,604,888

			9,825,806

		Materials (0.9%)
4,877,000		Trinseo Materials Operating, SCA*† 6.750%, 05/01/22	4,956,251

		Telecommunication Services (3.8%)
4,682,000		Frontier Communications Corp.m 8.500%, 04/15/20	5,202,873
8,193,000		Intelsat, SA^ 7.750%, 06/01/21	7,537,560
7,706,000		Sprint Corp.m 7.625%, 02/15/25	7,600,042

			20,340,475

		Utilities (2.4%)
5,852,000		Calpine Corp.m* 7.875%, 01/15/23	6,484,747
5,852,000		NRG Energy, Inc.m 7.875%, 05/15/21	6,276,270

			12,761,017

		TOTAL CORPORATE BONDS (Cost $142,080,891)	141,684,014

CONVERTIBLE BONDS (74.0%)
		Consumer Discretionary (11.1%)
4,400,000		Jarden Corp.m~ 1.125%, 03/15/34	5,093,484
2,830,000		Lennar Corp.m* 3.250%, 11/15/21	5,597,471
5,600,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)m¤ 0.750%, 03/30/43	8,110,592
4,200,000		Liberty Media Corp.m 1.375%, 10/15/23	4,203,654
		Priceline Group, Inc.
6,370,000		0.350%, 06/15/20m^	7,514,402
3,800,000		0.900%, 09/15/21*	3,778,492
2,400,000		1.000%, 03/15/18m	3,361,932
2,500,000		Restoration Hardware Holdings, Inc.m* 0.000%, 06/15/19	2,499,050
3,000,000		Standard Pacific Corp.~ 1.250%, 08/01/32	3,501,870
11,650,000		Tesla Motors, Inc.m^~ 1.250%, 03/01/21	10,782,483
1,800,000		Toll Brothers Finance Corp. 0.500%, 09/15/32	1,851,372
1,600,000	EUR	Volkswagen International Finance, NV 5.500%, 11/09/15	2,389,452

			58,684,254

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Energy (3.0%)
4,200,000	Chesapeake Energy Corp. 2.500%, 05/15/37	$4,068,750
9,735,000	Whiting Petroleum Corp.m*~ 1.250%, 04/01/20	11,604,363

		15,673,113

	Financials (6.3%)
2,000,000	AmTrust Financial Services, Inc. 2.750%, 12/15/44	1,860,000
	Ares Capital Corp.
6,100,000	5.750%, 02/01/16m	6,292,272
4,250,000	4.375%, 01/15/19^	4,463,605
1,500,000	Blackstone Mortgage Trust, Inc. 5.250%, 12/01/18	1,643,693
2,000,000	Colony Capital, Inc. 3.875%, 01/15/21	2,179,460
2,200,000	Jefferies Group, Inc. 3.875%, 11/01/29	2,247,861
3,480,000	MGIC Investment Corp.m 2.000%, 04/01/20	5,472,526
5,800,000	Starwood Property Trust, Inc.m~ 4.550%, 03/01/18	6,312,575
2,700,000	Starwood Waypoint Residential Trustµ* 3.000%, 07/01/19	2,615,355

		33,087,347

	Health Care (19.8%)
2,600,000	Acorda Therapeutics, Inc.m 1.750%, 06/15/21	2,533,193
1,400,000	Anacor Pharmaceuticals, Inc.m* 2.000%, 10/15/21	2,520,294
5,800,000	Anthem, Inc.m 2.750%, 10/15/42	11,715,623
3,400,000	BioMarin Pharmaceutical, Inc.m 1.500%, 10/15/20	4,777,935
2,400,000	Cepheidm 1.250%, 02/01/21	2,670,924
4,150,000	Depomed, Inc.m 2.500%, 09/01/21	5,708,823
2,165,000	Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	2,564,919
1,300,000	Gilead Sciences, Inc.m 1.625%, 05/01/16	5,739,571
6,000,000	HealthSouth Corp.m 2.000%, 12/01/43	7,671,870
5,350,000	Hologic, Inc.m~‡ 2.000%, 12/15/37	8,048,219
3,400,000	Horizon Pharma Investment, Ltd.m* 2.500%, 03/15/22	4,225,503
3,300,000	Illumina, Inc.m 0.250%, 03/15/16	7,273,282
3,100,000	Incyte Corp.m 1.250%, 11/15/20	6,015,674

PRINCIPAL AMOUNT		VALUE
2,300,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	$2,594,124
4,500,000	Isis Pharmaceuticals, Inc.m* 1.000%, 11/15/21	4,888,598
4,500,000	Jazz Pharmaceuticals, PLCm*^ 1.875%, 08/15/21	5,392,373
2,400,000	Medidata Solutions, Inc.m 1.000%, 08/01/18	2,813,688
4,100,000	Molina Healthcare, Inc.m 1.625%, 08/15/44	4,865,798
1,490,000	Mylan, Inc.m 3.750%, 09/15/15	8,066,487
862,000	NuVasive, Inc. 2.750%, 07/01/17	1,062,260
3,150,000	Wright Medical Group, Inc.*^ 2.000%, 02/15/20	3,293,845

		104,443,003

	Industrials (2.6%)
2,500,000	Air Lease Corp.m 3.875%, 12/01/18	3,669,863
3,000,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	3,075,000
1,750,000	Greenbrier Companies, Inc.m 3.500%, 04/01/18	2,684,421
3,500,000	Trinity Industries, Inc.m 3.875%, 06/01/36	4,546,780

		13,976,064

	Information Technology (30.5%)
4,385,000	AOL, Inc.m* 0.750%, 09/01/19	4,435,493
5,935,000	Citrix Systems, Inc.m*^ 0.500%, 04/15/19	6,343,328
3,500,000	Euronet Worldwide, Inc.m* 1.500%, 10/01/44	3,824,503
2,550,000	Finisar Corp. 0.500%, 12/15/33	2,581,046
	Intel Corp.
5,000,000	3.250%, 08/01/39m	8,158,925
2,600,000	3.482%, 12/15/35	3,278,743
7,600,000	LinkedIn Corp.*~ 0.500%, 11/01/19	8,436,304
2,100,000	Mentor Graphics Corp.m 4.000%, 04/01/31	2,627,510
5,500,000	Microchip Technology, Inc.m*~ 1.625%, 02/15/25	5,623,228
3,850,000	Micron Technology, Inc.m~ 3.125%, 05/01/32	11,169,966
3,500,000	Novellus Systems, Inc.m 2.625%, 05/15/41	7,699,912
8,915,000	NVIDIA Corp.m~ 1.000%, 12/01/18	10,883,521
3,725,000	NXP Semiconductors, NV*~ 1.000%, 12/01/19	4,359,256

10	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
3,100,000	ON Semiconductor Corp.~ 2.625%, 12/15/26	$3,867,746
1,800,000	Palo Alto Networks, Inc.m* 0.000%, 07/01/19	2,580,156
3,200,000	Red Hat, Inc.m* 0.250%, 10/01/19	3,919,632
2,750,000	Rovi Corp.µ* 0.500%, 03/01/20	2,672,244
9,100,000	Salesforce.com, Inc.m 0.250%, 04/01/18	11,383,645
7,500,000	SanDisk Corp.m~ 0.500%, 10/15/20	7,762,612
4,300,000	ServiceNow, Inc.m 0.000%, 11/01/18	5,169,632
9,600,000	SunEdison, Inc.m*^ 0.250%, 01/15/20	10,778,688
4,075,000	SunPower Corp.m 0.750%, 06/01/18	5,796,341
4,500,000	Synchronoss Technologies, Inc.m 0.750%, 08/15/19	5,213,700
2,000,000	Take-Two Interactive Software, Inc.m 1.000%, 07/01/18	2,506,950
10,075,000	Twitter, Inc.m*~ 1.000%, 09/15/21	9,162,910
2,250,000	Verint Systems, Inc.m 1.500%, 06/01/21	2,629,485
2,100,000	Workday, Inc. 1.500%, 07/15/20	2,758,245
5,300,000	Yahoo!, Inc.m~ 0.000%, 12/01/18	5,640,446

		161,264,167

	Materials (0.7%)
3,200,000	RTI International Metals, Inc.m 1.625%, 10/15/19	3,800,688

	TOTAL CONVERTIBLE BONDS (Cost $391,917,128)	390,928,636

SYNTHETIC CONVERTIBLE SECURITIES (0.8%)
Corporate Bonds (0.7%)
	Consumer Discretionary (0.2%)
180,000	DISH DBS Corp.m 6.750%, 06/01/21	191,475
148,000	FCA US, LLCm 8.250%, 06/15/21	163,540
62,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	65,410
149,000	Goodyear Tire & Rubber Companyµ 8.750%, 08/15/20	179,917
123,000	MGM Resorts International 6.750%, 10/01/20	132,533
49,000	Neiman Marcus Group Ltd., LLC*^ 8.000%, 10/15/21	52,614

		785,489

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (0.0%)
121,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	$130,529

	Energy (0.0%)
185,000	SESI, LLCm 6.375%, 05/01/19	189,603

	Financials (0.1%)
97,000	Ally Financial, Inc. 6.250%, 12/01/17	104,154
148,000	International Lease Finance Corp.m^ 8.750%, 03/15/17	164,650

		268,804

	Health Care (0.1%)
145,000	Endo International, PLC* 7.250%, 01/15/22	155,059
185,000	Tenet Healthcare Corp. 6.750%, 02/01/20	195,522
180,000	VPII Escrow Corp.m* 7.500%, 07/15/21	195,750

		546,331

	Industrials (0.1%)
123,000	Icahn Enterprises, LP 6.000%, 08/01/20	129,842
64,000	Michael Baker International, LLCm* 8.250%, 10/15/18	63,000
123,000	United Continental Holdings, Inc. 6.375%, 06/01/18	131,533
113,000	United Rentals North America, Inc.m 7.625%, 04/15/22	125,006

		449,381

	Information Technology (0.0%)
54,000	Alliance Data Systems Corp.* 6.375%, 04/01/20	56,464
162,000	First Data Corp.m 12.625%, 01/15/21	191,362

		247,826

	Materials (0.0%)
123,000	Trinseo Materials Operating, SCA*† 6.750%, 05/01/22	124,999

	Telecommunication Services (0.1%)
118,000	Frontier Communications Corp.m 8.500%, 04/15/20	131,128
207,000	Intelsat, SA^ 7.750%, 06/01/21	190,440
194,000	Sprint Corp.m 7.625%, 02/15/25	191,332

		512,900

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Utilities (0.1%)
148,000	Calpine Corp.m* 7.875%, 01/15/23	$164,003
148,000	NRG Energy, Inc.m 7.875%, 05/15/21	158,730

		322,733

	TOTAL CORPORATE BONDS	3,578,595

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.1%) #
	Health Care (0.0%)
50	Biogen, Inc. Call, 01/15/16, Strike $425.00	129,000

	Information Technology (0.1%)
2,000	Xilinx, Inc. Call, 01/15/16, Strike $45.00	502,000

	TOTAL PURCHASED OPTIONS	631,000

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $4,426,711)	4,209,595

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (26.3%)
	Consumer Discretionary (1.4%)
57,000	Fiat Chrysler Automobiles, NV 7.875%	7,329,373

	Consumer Staples (1.8%)
39,000	Post Holdings, Inc.m 5.250%	3,724,500
110,000	Tyson Foods, Inc.m 4.750%	5,410,900

		9,135,400

	Energy (2.6%)
9,110	Chesapeake Energy Corp.m 5.750%	7,980,360
96,825	Southwestern Energy Company^ 6.250%	5,743,659

		13,724,019

	Financials (9.6%)
104,000	Affiliated Managers Group, Inc.m 5.150%	6,402,500
70,700	American Tower Corp.m 5.250%	7,330,176
8,175	Bank of America Corp.m 7.250%	9,474,825
36,000	Crown Castle International Corp.m 4.500%	3,769,200

NUMBER OF SHARES		VALUE
76,025	Health Care REIT, Inc.m 6.500%	$4,846,594
11,155	Wells Fargo & Companym 7.500%	13,595,156
97,000	Weyerhaeuser Companym 6.375%	5,178,830

		50,597,281

	Health Care (3.8%)
16,050	Actavis, PLCm 5.500%	16,060,593
32,000	Amsurg Corp.m 5.250%	4,032,320

		20,092,913

	Industrials (2.5%)
54,600	Stanley Black & Decker, Inc.^ 0.000%	6,380,556
118,500	United Technologies Corp.m 0.000%	6,970,170

		13,350,726

	Telecommunication Services (1.4%)
119,200	T-Mobile USA, Inc.m 5.500%	7,432,120

	Utilities (3.2%)
97,000	Dominion Resources, Inc.m 6.375%	4,816,050
59,000	Exelon Corp.m 6.500%	2,906,930
164,000	NextEra Energy, Inc.m^ 5.799%	9,329,960

		17,052,940

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $140,513,408)	138,714,772

SHORT TERM INVESTMENT (18.4%)
97,037,335	Fidelity Prime Money Market Fund - Institutional Class (Cost $97,037,335)	97,037,335

TOTAL INVESTMENTS (146.3%) (Cost $775,975,473)		772,574,352

LIABILITIES, LESS OTHER ASSETS (-46.3%)		(244,657,024)

NET ASSETS (100.0%)		$527,917,328

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.2%) #
	Consumer Discretionary (0.0%)
22	Priceline Group, Inc. Call, 05/15/15, Strike $1,220.00	(101,640)

		(101,640)

12	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

NUMBER OF CONTRACTS		VALUE

	Health Care (-0.1%)
534	Gilead Sciences, Inc. Call, 05/15/15, Strike $105.00	$(72,624)
573	Incyte Corp. Call, 05/15/15, Strike $100.00	(176,198)
441	Mylan, NV Call, 05/15/15, Strike $65.00	(357,210)

		(606,032)

	Information Technology (-0.1%)
1,260	Intel Corp. Call, 05/15/15, Strike $33.00	(36,540)
752	Lam Research Corp. Call, 05/15/15, Strike $75.00	(139,120)
1,973	Micron Technology, Inc. Call, 05/15/15, Strike $30.00	(24,662)
180	Palo Alto Networks, Inc. Call, 05/15/15, Strike $155.00	(22,050)
425	Salesforce.com, Inc. Call, 05/22/15, Strike $80.00	(78,625)
1,192	Sunpower Corp. Call, 05/15/15, Strike $33.00	(130,524)

		(431,521)

	TOTAL WRITTEN OPTIONS (Premium $840,350)	(1,139,193)

NOTES TO SCHEDULE OF INVESTMENTS

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $444,481,657. $0 of the collateral has been re-registered by one of the counterparties, BNP (see Note 8 - Borrowings).
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $34,374,712.

¤	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2015.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	13

Statement of Assets and Liabilities    April 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (cost $775,975,473)	$772,574,352
Receivables:
Accrued interest and dividends	4,482,385
Investments sold	1,933,352
Other assets	3,607
Total assets	778,993,696
LIABILITIES
Options written, at value (premium $840,350)	1,139,193
Payables:
Notes payable	210,000,000
Investments purchased	38,281,111
Affiliates:
Investment advisory fees	491,899
Deferred compensation to trustees	3,607
Financial accounting fees	6,010
Trustees’ fees and officer compensation	2,896
Other accounts payable and accrued liabilities	1,151,652
Total liabilities	251,076,368
NET ASSETS	$527,917,328
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 22,205,247 shares issued and outstanding	$529,040,000
Undistributed net investment income (loss)	809,766
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	1,763,869
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	(3,696,307)
NET ASSETS	$527,917,328
Net asset value per common shares based upon 22,205,247 shares issued and outstanding	$23.77

14	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Period Ended April 30, 2015 (Unaudited)*

INVESTMENT INCOME
Interest	$987,494
Dividends	437,917
Total investment income	1,425,411

EXPENSES
Investment advisory fees	506,393
Interest expense and related fees	47,064
Offering costs and organizational fees	25,000
Financial accounting fees	6,177
Audit fees	5,797
Printing and mailing fees	5,549
Custodian fees	5,345
Accounting fees	4,121
Trustees’ fees and officer compensation	3,193
Legal fees	2,046
Transfer agent fees	2,046
Other	2,914
Total expenses	615,645
NET INVESTMENT INCOME (LOSS)	809,766

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,375,132
Foreign currency transactions	(2,618)
Written options	391,355
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(3,194,007)
Purchased options	(207,114)
Foreign currency translations	3,657
Written options	(298,843)
NET GAIN (LOSS)	(1,932,438)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,122,672)

*	Dynamic Convertible and Income Fund commenced operations on March 27, 2015.

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	15

Statements of Changes in Net Assets

(UNAUDITED) PERIOD ENDED APRIL 30, 2015*

OPERATIONS
Net investment income (loss)	$809,766
Net realized gain (loss)	1,763,869
Change in unrealized appreciation/(depreciation)	(3,696,307)
Net increase (decrease) in net assets applicable to shareholders resulting from operations	(1,122,672)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	530,150,000
Offering costs on shares	(1,110,000)
Net increase (decrease) in net assets from capital stock transactions	529,040,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	527,917,328

NET ASSETS
Beginning of period	$—
End of period	527,917,328
Undistributed net investment income (loss)	$809,766

*	Dynamic Convertible and Income Fund commenced operations on March 27, 2015.

16	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Period Ended April 30, 2015 (Unaudited)*

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(1,122,672)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(654,863,615)
Net purchases of short term investments	(97,037,335)
Proceeds paid on closing written options	(190,578)
Proceeds from disposition of investment securities, including purchased options	13,910,416
Premiums received from written options	1,422,420
Amortization and accretion of fixed-income securities	(262,185)
Net realized gains/losses from investments	(1,375,132)
Net realized gains/losses from written options	(391,355)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	3,194,007
Change in unrealized appreciation or depreciation on purchased options	207,114
Change in unrealized appreciation or depreciation on written options	298,843
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(4,482,385)
Other assets	(3,607)
Increase/(decrease) in liabilities:
Payables to affiliates	504,412
Other accounts payable and accrued liabilities	1,151,652
Net cash provided by/(used in) operating activities	$(739,040,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	530,150,000
Offering costs related to shares sold	(1,110,000)
Proceeds from note payable	210,000,000
Net cash provided by/(used in) financing activities	$739,040,000
Net increase/(decrease) in cash	$—
Cash at beginning of period	$—
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest and related fees	$47,064

*	Dynamic Convertible and Income Fund commenced operations on March 27, 2015.

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	17

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those

18	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	19

Notes to Financial Statements    (Unaudited)

business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $3,607 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2015. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2015.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2015 were as follows:

Cost of purchases	$693,144,726
Proceeds from sales	15,843,768

The following information is presented on a federal income tax basis as of April 30, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2015 was as follows:

Cost basis of investments	$775,869,557

Gross unrealized appreciation	6,010,707
Gross unrealized depreciation	(9,305,912)

Net unrealized appreciation (depreciation)	$(3,295,205)

20	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2015 will be determined at the end of the Fund’s current fiscal year.

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 22,205,247 shares outstanding at April 30, 2015. Calamos Advisors owned 5,247 of the outstanding shares at April 30, 2015. Transactions in common shares were as follows:

PERIOD ENDED APRIL 30, 2015*
Beginning shares	5,247
Shares issued through subscriptions	22,200,000

Ending shares	22,205,247

*	Fund commenced operations on March 27, 2015.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements    (Unaudited)

event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2015.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2015, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended April 30, 2015, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at March 27, 2015*	—	$—
Option written	12,323	1,422,420
Options closed	(4,970)	(581,933)
Options exercised	(1)	(137)
Options expired	—	—

Options outstanding at April 30, 2015	7,352	$840,350

*	Fund commenced operations on March 27, 2015.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 8 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive

22	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2015, the Fund did not hold any interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2015, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$631,000	$—
Written options(2)	—	1,139,193

	$631,000	$1,139,193

(1)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options written” is “Options written, at value.”

For the period ended April 30, 2015, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE TYPE
Options purchased	2,050
Options written	12,323

*	Activity during the period is measured by opened number of contracts options purchased or written.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $135.0 million and a lending agreement (“Lending Agreement”) as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $135.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2015, the average borrowings under the Agreements were $192.1 million. For the period ended April 30, 2015, the average interest rate was 0.89%. As of April 30, 2015, the amount of total outstanding borrowings was $210.0 million ($105.0 million under the BNP Agreement and $105.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on April 30, 2015 was 0.88%.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities, or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2015, the Fund used approximately $21.8 million of its cash collateral to offset the SSB Agreement, representing 3.0% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates. As of April 30, 2015, approximately $21.4 million of securities were on loan ($17.1 million of fixed income securities and $4.3 million of equity securities) which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposed of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt, and is not a maintenance test.

24	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$141,684,014	$—	$141,684,014
Convertible Bonds	—	390,928,636	—	390,928,636
Synthetic Convertible Securities (Corporate Bonds)	—	3,578,595	—	3,578,595
Synthetic Convertible Securities (Purchased Options)	631,000	—	—	631,000
Convertible Preferred Stocks	113,278,039	25,436,733	—	138,714,772
Short Term Investment	97,037,335	—	—	97,037,335

Total	$210,946,374	$561,627,978	$—	$772,574,352

Liabilities:
Written Options	1,139,193	—	—	1,139,193

Total	$1,139,193	$—	$—	$1,139,193

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	25

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) March 27, 2015• through April 30, 2015
Net asset value, beginning of period	$23.83	(a)
Income from investment operations:
Net investment income (loss)*	0.04
Net realized and unrealized gain (loss)	(0.04)
Net investment income (common share equivalent basis)	—
Less distributions to common shareholders from:
Net investment income	—
Return of capital	—
Total distributions	—
Capital charge resulting from issuance of common and preferred shares and related offering costs	(0.06)
Premiums from shares sold in at the market offerings	—
Net asset value, end of period	$23.77
Market value, end of period	$25.47
Total investment return based on:(b)
Net asset value	(0.44%	)
Market value	1.88%
Net assets, end of period (000)	$527,917
Ratios to average net assets applicable to common shareholders:
Net expenses	1.54%	(c)
Gross expenses prior to expense reductions and earnings credits	1.54%	(c)
Net expenses, excluding interest expense	1.42%	(c)
Net investment income (loss)	2.03%	(c)
Net investment income (loss), net of preferred share distributions from net investment income	2.03%
Portfolio turnover rate	5%
Average commission rate paid	$0.0185
Asset coverage per $1,000 of loan outstanding(d)	$3,514

•	Commencement of operations.

*	Net investment income allocated based on average shares method.

(a)	Net of sales load of $1.125 on initial shares issued and beginning net asset value of $23.825.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

26	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Dynamic Convertible and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Dynamic Convertible and Income Fund (the “Fund”) as of April 30, 2015, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the period from March 27, 2015 (commencement of operations) through April 30, 2015. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

June 17, 2015

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	27

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the Fund’s management, and, as required by law, determines whether to approve or (annually thereafter) continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their consideration regarding the approval of the management agreement for the newly created Fund, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on September 25, 2014 for the Fund, the Trustees determined, based on their evaluation of the information referred to at the meeting, and other information, that the overall proposed arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services to be provided by Calamos Advisors and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At the meeting, the Trustees, including all of the Independent Trustees, approved a management agreement with respect to the Fund.

The Trustees discussed the nature and quality of the advisory and other services to be provided by the Adviser to the Fund. In connection with its consideration of the management agreement of the Fund, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services to be provided, (ii) the fees and other expenses to be paid by the Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from its relationship with the Fund, (iv) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with the Fund’s investors; and (v) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to be provided to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser’s long-term history of managing the other funds in the Calamos fund complex; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the other funds in the fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel expected to provide investment management services to the Fund. The Board also considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate and consistent with the management agreement and that the Fund was likely to benefit from services provided under the management agreement with the Adviser.

Investment Performance of the Fund.  Because the Fund had not yet commenced operations, the Board did not consider the investment performance of the Fund.

Costs of Services Provided and Profits Realized by the Adviser.  The Board evaluated the Fund’s proposed management fee rates and estimated total expenses as compared to information provided by the Adviser regarding the median management fee rate and total expenses of the Fund’s Morningstar Peer Group (the Fund’s “Expense Group”), and the Fund’s estimated total expense ratio compared to the median total expense ratio of the Fund’s Expense Group. The Board considered that the Fund’s proposed contractual management fee rate is above the median and average fee rate of the Fund’s Expense Group, but that the Fund had the second-lowest net expense ratio of the Expense Group. In light of all the information presented, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the management agreement.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether the Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. They noted that the Fund is a closed-end fund and could be expected to have a relatively stable asset base upon commencement of operations.

28	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

Profitability.  The Board considered the estimated profitability analysis provided by the Adviser, as the Fund had not yet commenced operations.

Other Benefits Derived from the Relationship with the Fund.  The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that the Fund and the Adviser may potentially benefit from their relationship with each other in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services were consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the trustees, including all of the Independent Trustees, concluded that the proposed investment management agreement between the Adviser and the Fund was in the best interest of the Fund and its shareholders.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	29

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

30	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT	31

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

32	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CCDSAN 5 2015

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Effective May 15, 2015, Steve Klouda was no longer a member of the investment team managing the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 19, 2015

By: /s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 19, 2015

By: /s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 19, 2015